UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 5, 2018

KOSMOS ENERGY LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 441 295 5950

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 Annual General Meeting of Shareholders of Kosmos Energy Ltd. (the "Company") was held on June 5, 2018. There were 396,097,166 common shares entitled to vote at the meeting and a total of 372,016,742 (approximately 93.92%) were represented at the meeting.

The proposals voted upon at the 2018 Annual General Meeting of Shareholders and the final results of the vote on each proposal were as follows:

Proposal 1 - The election of two Class II Directors to hold office until the 2021 Annual General Meeting of Shareholders or until their respective successors are duly elected.

Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Withheld	Not Voted (Broker Non-Votes)
Adebayo O. Ogunlesi	350,153,237	855,871	21,007,634
Deanna L. Goodwin	350,356,234	652,874	21,007,634

Proposal 2 - The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and the authorization of the Company's Audit Committee of the Board of Directors to determine their remuneration.

The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain
370,486,210	1,242,497	288,035

Proposal 3 - Non-binding, advisory vote to approve the compensation of the Company's named executive officers as disclosed in its proxy statement.

The compensation of the Company's named executive officers was approved by a non-binding, advisory vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
348,973,895	1,944,369	90,844	21,007,634

Proposal 4 - Non-binding advisory vote to approve the frequency of holding non-binding, advisory votes to approve the Company's named executive officer compensation ("Say-on-Pay Vote").

The results of the non-binding, advisory vote of the shareholders on the frequency of named executive compensation non-binding, advisory votes were as follows:

One Year	Two Years	Three Years	Abstain
346,740,678	93,526	3,608,688	566,216

Based on the voting results of Proposal 4, the Board determined on June 5, 2018 that the Company will continue to hold future Say-on-Pay Votes every year until the occurrence of the next advisory vote on the frequency of Say-on-Pay Votes at the company's annual general meeting of shareholders in 2024.

Proposal 5 - Vote to approve an amendment and restatement of the Kosmos Energy Ltd. Long Term Incentive Plan (including an increase in the aggregate number of common shares authorized for issuance thereunder by 11,000,000 common shares).

The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstain	Not Voted (Broker Non-Votes)
341,605,162	9,370,797	33,149	21,007,634

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 7, 2018

KOSMOS ENERGY LTD.

By:	/s/ Thomas P. Chambers
Thomas P. Chambers
Senior Vice President and Chief Financial Officer

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